                                                                    EXHIBIT 99.3

THE WARRANT ISSUED PURSUANT TO THIS WARRANT AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                               WARRANT AGREEMENT
                                  To Purchase
                                   26,947,368
                             Shares of Common Stock
                          Dated as of February 6, 2001
                           PRICELINE.COM INCORPORATED
                             a Delaware Corporation

                                                    Issue Date: February 6, 2001

THIS CERTIFIES THAT, Delta Air Lines, Inc. (the "WARRANT HOLDER"), with a place of business at 1030 Delta Boulevard, Hartsfield Atlanta International Airport, Atlanta Georgia 30320, for value received, is entitled, upon the terms and subject to the conditions of this Warrant Agreement (this "WARRANT AGREEMENT"), to subscribe for and purchase fully-paid and non-assessable shares of common stock, par value $.008 per share (the "COMMON STOCK"), of priceline.com Incorporated, a Delaware corporation (the "COMPANY").

      1. ISSUANCE OF WARRANTS. On the Issue Date, by virtue of this Warrant Agreement, the Warrant Holder is the holder of warrants (the "WARRANTS") to acquire 26,947,368 shares of the Common Stock (the "SHARES") (subject to adjustment as hereinafter provided pursuant to Section 10).

      2. EXERCISE PRICE. The Warrants have an exercise price of $2.96875 per share of Common Stock, as may be adjusted pursuant to the provisions of Section 10 of this Warrant Agreement (the "EXERCISE PRICE"). The Exercise Price shall be paid by Warrant Holder by surrendering shares of Series B Redeemable Preferred Stock, par value $0.01, of the Company (the "PREFERRED STOCK"). The number of shares of Preferred Stock to be surrendered per share of Common Stock by Warrant Holder as payment of the Exercise Price shall be determined by dividing the Exercise Price by $1000 (the Stated Amount per share of Preferred Stock).

      3. TERM. The Warrants are fully vested and exercisable on the Issue Date. Except as otherwise provided herein, the term of the Warrants and the right to purchase Shares as granted herein shall be exercisable until the close of business on the sixth (6th) anniversary of the Issue Date or, if earlier, on the date that all the then-outstanding shares of Preferred Stock issued to the Warrant Holder on the date hereof (or any replacements therefor) are redeemed pursuant to Section 6(A) of the Certificate of Designations of the Preferred Stock, at which point the Warrants shall expire (the "TERMINATION DATE"). If at the Termination Date the Company fails to redeem any outstanding shares of Preferred Stock in accordance with the terms thereof, the Termination Date shall be extended until the Company so redeems such shares.

      4. MANDATORY EXERCISE. At any time that the closing sales price of the Common Stock (as adjusted for stock splits, subdivisions, combinations, recapitalizations and other similar changes) on the principal U.S. exchange on which such securities are then listed, which for purposes of this Warrant Agreement shall include the Nasdaq Stock Market or the Nasdaq SmallCap Stock Market, during the regular session of trading and not reported late has exceeded $8.90625 for twenty consecutive trading days after the Issue Date, all Warrants shall automatically, without any action on the part of any person, be deemed to have been exercised by the Warrant

Holder; PROVIDED, HOWEVER, that if the exercise of any Warrant would be prohibited by applicable law at such time, then such Warrant shall automatically be deemed to be exercised as soon thereafter as is not so prohibited. Upon such automatic exercise, the shares of Preferred Stock held by the Warrant Holder constituting the Exercise Price shall, in accordance with their terms, automatically be converted into the right to receive the Shares pursuant to the Warrants.

      5. EXERCISE OF PURCHASE RIGHTS. The purchase rights represented by this Warrant Agreement are exercisable by the Warrant Holder, in whole or in part, subject to the terms of Section 4 above, at any time, or from time to time during the period set forth in Section 3 above, by tendering to the Company at its principal office a duly completed and executed notice of exercise in the form attached hereto as EXHIBIT A (the "NOTICE OF EXERCISE") and the Warrant certificate, each having been duly indorsed to the Company, and the Exercise Price in the form set forth in Section 2 above (including, if applicable, the Preferred Stock certificate(s) duly endorsed to the Company). Upon receipt of such items, the Company shall issue to the Warrant Holder a certificate for the number of shares of Common Stock purchased. The Warrant Holder, upon exercise of the Warrants, shall be deemed to have become the holder of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrants are exercised. In the event of any exercise of the rights represented by the Warrants, certificates for the Shares so purchased shall be delivered to the Warrant Holder or its designee as soon as practical and in any event within ten (10) business days after receipt of such notice and, unless the Warrants have been fully exercised or expired, new Warrants representing the remaining portion of the Warrants and the underlying Shares, if any, with respect to which this Warrant Agreement shall not then have been exercised shall also be issued to the Warrant Holder as soon as possible and in any event within such ten-day period.

      6. RESERVATION OF SHARES. The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Warrant Agreement. All of the Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, and free and clear of all preemptive rights.

      7. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant Holder's rights to purchase the Shares.

      8. NO RIGHTS AS SHAREHOLDER. This Warrant Agreement does not entitle the Warrant Holder to any voting rights or other rights as a shareholder of the Company with respect to the underlying Shares prior to the exercise of the Warrant Holder's rights to purchase the Shares as provided for herein.

      9. REDEMPTION. The Warrants represented by this Warrant Agreement are not redeemable by the Company.

      10. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time, as follows:

            (a) MERGER. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder of the Warrants evidenced hereby shall thereafter be entitled to immediately exercise the Warrants upon payment of the aggregate Exercise Price and shall receive the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of the rights granted in this Warrant Agreement would have been entitled in such merger or consolidation if such rights had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interests of the holder after the merger or consolidation. The Company will not effect any such merger or consolidation unless, prior to the consummation thereof, the successor corporation shall assume, by written instrument reasonably satisfactory in form and substance to the Warrant Holder, the obligations of the Company under the Warrants and this Warrant Agreement.

            (b) RECLASSIFICATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this

Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such subdivision, combination, reclassification or other change and the exercise price shall be appropriately increased (in the event of a decrease in the number of shares) or decreased ( in the event of an increase of the number of shares).

            (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately decreased.

            (d) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. The Warrant Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying (i) the Exercise Price in effect immediately prior to such adjustment by (ii) the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (f) OTHER CHANGES. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 10 are not strictly applicable or if strictly applicable, would not fairly protect the purchase rights of the Warrant Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number of and class of shares available under the Warrants, the Exercise Price or the application of such provisions, so as to protect the purchase rights of the Warrant Holder. The adjustment shall be such as will give the Warrant Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares or other property as the Warrant Holder would have owned had the Warrants been exercised prior to the event and had the Warrant Holder continued to hold such shares until after the event requiring adjustment.

            (g) NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to this
Section 10 hereof, the Company shall issue a certificate signed by its Chief Executive Officer or Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant. The Company shall give written notice to the Warrant Holder at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. The Company shall also give written notice to the Warrant Holder at least 30 business days prior to the date on which a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation shall take place.

            (e) NO CHANGE OF WARRANT NECESSARY. Irrespective of any adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrant, unless the Warrant Holder otherwise requests, this Warrant Agreement may continue to express the same price and number and kind of shares of Common Stock as are stated in this Warrant Agreement as initially executed.

      11.   REPRESENTATIONS AND WARRANTIES OF THE WARRANT HOLDER.

      The Warrant Holder hereby represents and warrants to the Company as follows:

            (a) EXISTENCE AND POWER. The Warrant Holder (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Warrant Agreement.

            (b) AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Warrant Holder of this Warrant Agreement and the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action of the Warrant Holder and (ii) do not contravene the terms of the Certificate of Incorporation or By-laws of the Warrant Holder, each as amended as of and through the Issue Date.

            (c) GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption or authorization of any governmental authority or agency, or of any other person or entity, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Warrant Holder of this Warrant Agreement or the transactions contemplated hereby.

            (d) BINDING EFFECT. This Warrant Agreement has been duly executed and delivered by the Warrant Holder and constitutes a valid and binding obligation of the Warrant Holder, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

            (e) PURCHASE FOR OWN ACCOUNT. The Warrants issued to the Warrant Holder pursuant to this Warrant Agreement, and the Shares to be issued upon vesting and exercise thereof, are being or will be acquired for the Warrant Holder's own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state.

            (f) RESTRICTED SECURITIES. The Warrant Holder understands that the Warrants and the Shares issuable upon vesting and exercise of the Warrants, will not be registered at the time of their issuance under the Securities Act of 1933, as amended (the "SECURITIES ACT") for the reason that the sale provided for in this Agreement is exempt pursuant to the Securities Act, and that reliance of the Company on such exemption is predicated in part on such Warrant Holder's representations set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Warrant Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrants, the business of the Company, and to obtain additional information to such Warrant Holder's satisfaction.

            (g) ACCREDITED INVESTOR. The Warrant Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

      12. COMPLIANCE WITH SECURITIES ACT; TRANSFERABILITY OF WARRANT OR SHARES OF COMMON STOCK.

            (a) COMPLIANCE WITH SECURITIES ACT. The Warrant Holder, by acceptance hereof, agrees that the Warrants, and the shares of Common Stock to be issued upon exercise of the Warrants, are being acquired for investment and that such Warrant Holder will not offer, sell or otherwise dispose of the Warrants, or any shares of Common Stock to be issued upon exercise of the Warrants except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. The Warrants and all shares of Common Stock issued upon exercise of the Warrants (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

           "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO

           UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION."

                  (b) EXCHANGE, TRANSFER, ASSIGNMENT. The Warrants cannot be exchanged, transferred or assigned other than to a Subsidiary (as defined below) of the Warrant Holder or pursuant to operation of law to the Warrant Holder's successors. Warrant Holder shall not sell, hedge or transfer, directly or indirectly (whether through establishment of an offsetting derivative position, or otherwise), the Warrants or any interest therein. "SUBSIDIARY" means, with respect to any Person, any corporation, limited or general partnership, limited liability company, trust, association or other business entity of which an aggregate of 50% or more of the outstanding capital stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling Persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person. Upon compliance with applicable law and the terms of this Warrant Agreement, the surrender of the Warrants to the Company with an assignment agreement in the form of Exhibit B hereto duly executed by the Warrant Holder and a permitted assign and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant Agreement in the name of the assignee named in such assignment and this Warrant Agreement shall promptly be cancelled.

      13.   MISCELLANEOUS.

            (a) NO CONSEQUENTIAL DAMAGES. No party hereto shall be entitled to consequential damages as a result of any breach of a covenant, representation or warranty contained herein.

            (b) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (i)   if to the Company, to:

                        priceline.com Incorporated
                        800 Connecticut Avenue
                        Norwalk, CT 06854
                        Telecopy: (203) 299-8915
                        Attention:  Peter J. Millones, Esq.

                  and to:

                        Cravath, Swaine & Moore
                        Worldwide Plaza
                        825 Eighth Avenue
                        New York, New York
                        Telecopy:  (212) 474-3700
                        Attention:  William P. Rogers, Jr., Esq.

                  (ii)  if to the Warrant Holder, to:

                        Delta Air Lines, Inc.
                        1030 Delta Boulevard
                        Hartfield Atlanta International Airport
                        Atlanta, GA  30320
                        Telecopy:  (404) 715-2233
                        Attention:  Executive Vice President -

                                    Chief Financial Officer
                  and to:

                        Delta Air Lines, Inc.
                        1030 Delta Boulevard
                        Hartfield Atlanta International Airport
                        Telecopy: (404) 715-2233
                        Attention: Senior Vice President -
                                   General Counsel

            All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

            (c) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person, other than the parties hereto and their successors and permitted assigns, is intended to be a beneficiary of this Agreement.

            (d) AMENDMENT AND WAIVER.

                  (i) No failure or delay on the part of the Company, or the Warrant Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company and the Warrant Holder at law, in equity or otherwise.

                  (ii) Any amendment, supplement or modification of or to any provision of this Warrant Agreement, any waiver of any provision of this Warrant Agreement, and any consent to any departure by the Company or the Warrant Holder from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Warrant Holder.

            (e) COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) HEADINGS. The headings in this Warrant Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. THIS WARRANT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

            (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            (i) ENTIRE AGREEMENT. This Warrant Agreement, together with the exhibits hereto and the Stockholders Agreement dated the date hereof between the Company and the Warrant Holder (the "STOCKHOLDERS AGREEMENT"), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant Agreement, together with the exhibits hereto and the Stockholders Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (j) PUBLICITY. Except as may be required by law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Warrant Agreement or the transactions contemplated hereby, without prior approval by the other party (which approval shall not be unreasonably withheld); PROVIDED, HOWEVER, that nothing in this Warrant Agreement shall restrict the Warrant Holder from disclosing information
(a) that is already publicly available and (b) to its attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with the Warrant Holder's investment or participation in the Company. If any announcement is required by law to be made by any party hereto concerning this Warrant Agreement or the transactions contemplated hereby, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

            (k) CHARGES; TAXES AND EXPENSES. Issuance of certificates for shares upon the exercise of the Warrants shall be made without charge to the Warrant Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

            (l) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

            (m) LOST WARRANTS. The Company covenants to the Warrant Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will make and deliver a new Warrant Agreement of like tenor, in lieu of the lost, stolen, destroyed or mutilated document.

            (n) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein), as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Warrant Agreement.

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed and delivered by the authorized officers of each of the undersigned.

                                    PRICELINE.COM INCORPORATED


                                    By: /s/ DANIEL H. SCHULMAN
                                        -------------------------------------
                                        Daniel H. Schulman
                                        Chief Executive Officer

                                    DELTA AIR LINES, INC.


                                    By: /s/ M. MICHELE BURNS
                                        -------------------------------------
                                        Name:  M. Michele Burns
                                        Title: Executive Vice President & CFO

      EXHIBIT A

                               NOTICE OF EXERCISE


TO: priceline.com Incorporated

            1. The undersigned hereby elects to purchase __________ shares of the Common Stock of priceline.com Incorporated pursuant to the terms of the Warrant Agreement, dated as of February __, 2001, by and between priceline.com Incorporated and the undersigned (the "WARRANT AGREEMENT"), and tenders herewith payment of the purchase price for such shares in full as provided by Section 2 of the Warrant Agreement.

            2. Please issue a certificate or certificates representing said shares in the name of the undersigned.


                                     DELTA AIR LINES, INC.


                                     By:
                                        --------------------------------


                                     -----------------------------------
                                    (Print Name of Signatory)


                                     -----------------------------------
                                    (Title of Signatory)

Date:_____________________

      EXHIBIT B

                                 ASSIGNMENT FORM

TO: priceline.com Incorporated


The undersigned hereby assigns and transfers unto ______________________________ of _____________________________________________________________________________
            (Please typewrite or print in block letters) the right to purchase ____________ shares of the common stock of priceline.com Incorporated subject to the Warrant Agreement, dated as of February __, 2001, by and between priceline.com Incorporated and the undersigned (the "WARRANT AGREEMENT").

This assignment complies with the provisions of Section 12(b) of the Warrant Agreement and is accompanied by funds sufficient to pay all applicable transfer taxes.


                                     DELTA AIR LINES, INC.


                                     By:
                                        --------------------------------


                                     -----------------------------------
                                    (Print Name of Signatory)


                                     -----------------------------------
                                    (Title of Signatory)

Date:_____________________